Exhibit 99.2

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2015 has been prepared as if the significant transaction during the third quarter of 2015 (noted herein) had occurred as of September 30, 2015. Our pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 have been prepared based on our historical financial statements as if the significant investments and related financings during the nine months ended September 30, 2015 had occurred on January 1, 2014. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interests as of January 1, 2014 on amounts that have been recorded in our historical consolidated statement of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the nine months ended September 30, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2015. The pro forma condensed consolidated financial information for the year ended December 31, 2014 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2014. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on September 30, 2015, or results of operations had the significant transactions occurred on January 1, 2014, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2015
(in thousands)

	CWI	The Stoneleigh
	Historical			Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$2,128,929	$68,589	A	$2,197,518
Accumulated depreciation	(107,457)	—		(107,457)
Net investments in hotels	2,021,472	68,589		2,090,061
Equity investments in real estate	86,774	—		86,774
Cash	90,897	(68,714)	A	63,007
		44,800	A
		(2,236)	A
		(1,314)	A
		(426)	A
Intangible assets, net	92,154	—		92,154
Accounts receivable	22,549	66	A	22,615
Restricted cash	76,854	1,314	A	78,168
Other assets	35,559	284	A	36,269
		426	A
Total assets	$2,426,259	$42,789		$2,469,048

Liabilities and Equity
Liabilities:
Non-recourse debt	$1,316,737	$44,800	A	$1,361,537
Accounts payable, accrued expenses and other liabilities	105,304	225	A	105,529
Due to related parties and affiliates	3,021	—		3,021
Distributions payable	18,773	—		18,773
Total liabilities	1,443,835	45,025		1,488,860
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	133	—		133
Additional paid-in capital	1,111,355	—		1,111,355
Distributions and accumulated losses	(208,643)	(2,236)	A	(210,879)
Accumulated other comprehensive loss	(1,720)	—		(1,720)
Less: treasury stock at cost	(8,698)	—		(8,698)
Total CWI stockholders’ equity	892,427	(2,236)		890,191
Noncontrolling interests	89,997	—		89,997
Total equity	982,424	(2,236)		980,188
Total liabilities and equity	$2,426,259	$42,789		$2,469,048

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2015
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)

	CWI Historical	Westin Minneapolis		Westin Pasadena		The Stoneleigh		Weighted Average Shares
										Pro Forma
Hotel Revenues
Rooms	$278,292	$924	B	$4,258	B	8,031	B			$291,505
Food and beverage	84,647	363	B	1,520	B	2,261	B			88,791
Other operating revenue	32,682	24	B	93	B	306	B			33,105
Total Hotel Revenues	395,621	1,311		5,871		10,598				413,401
Operating Expenses
Hotel Expenses
Rooms	60,125	216	C	761	C	1,316	C			62,418
Food and beverage	61,184	274	C	959	C	1,666	C			64,083
Other hotel operating expenses	18,107	20	C	39	C	55	C			18,221
Sales and marketing	39,049	150	C	680	C	1,290	C			41,169
General and administrative	32,568	155	C	443	C	924	C			34,090
Repairs and maintenance	13,972	55	C	191	C	354	C			14,572
Utilities	11,111	51	C	171	C	245	C			11,578
Management fees	9,694	39	C	176	C	318	C			10,227
Property taxes, insurance, rent and other	39,434	129	C	372	C	449	C			40,384
Depreciation and amortization	50,262	277	C	1,060	C	1,267	C			52,866
Total Hotel Expenses	335,506	1,366		4,852		7,884				349,608
Other Operating Expenses
Acquisition-related expenses	17,493	(2,028)	D	(4,375)	D	(66)	D			11,024
Corporate general and administrative expenses	8,833	—		—		—				8,833
Asset management fees to affiliate and other expenses	9,098	38	E	160	E	268	E			9,564
Total Other Operating Expenses	35,424	(1,990)		(4,215)		202				29,421
Operating Income	24,691	1,935		5,234		2,512				34,372
Other Income and (Expenses)
Interest expense	(39,340)	(189)	F	(864)	F	(1,315)	F			(41,708)
Equity in earnings of equity method investments in real estate	3,065	—		—		—				3,065
Net gain on extinguishment of debt	1,840	—		—		—				1,840
Other income	2,390	—		—		—				2,390
	(32,045)	(189)		(864)		(1,315)				(34,413)
(Loss) Income from Operations Before Income Taxes	(7,354)	1,746		4,370		1,197				(41)
Provision for income taxes	(6,741)	(19)	G	(82)	G	(130)	G			(6,972)
Net (Loss) Income	(14,095)	1,727		4,288		1,067				(7,013)
Loss attributable to noncontrolling interests	2,196	—		—		—				2,196
Net (Loss) Income Attributable to CWI Stockholders	$(11,899)	$1,727		$4,288		$1,067				$(4,817)
Basic and Diluted Loss Per Share	$(0.09)									$(0.03)
Basic and Diluted Weighted-Average Shares Outstanding	130,832,077							12,143,079	H	142,975,156

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2014
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI Historical	Westin Minneapolis		Westin Pasadena		The Stoneleigh		Weighted Average Shares

										Pro Forma
Hotel Revenues
Rooms	$248,987	$11,574	B	$20,930	B	9,429	B			$290,920
Food and beverage	68,095	3,324	B	7,924	B	2,673	B			82,016
Other operating revenue	30,997	220	B	511	B	522	B			32,250
Total Hotel Revenues	348,079	15,118		29,365		12,624				405,186
Operating Expenses
Hotel Expenses
Rooms	64,483	2,312	C	3,858	C	1,690	C			72,343
Food and beverage	50,666	2,641	C	5,233	C	2,069	C			60,609
Other hotel operating expenses	17,167	183	C	391	C	346	C			18,087
Sales and marketing	32,431	1,678	C	3,591	C	1,373	C			39,073
General and administrative	27,951	1,289	C	2,188	C	1,248	C			32,676
Repairs and maintenance	13,121	496	C	937	C	464	C			15,018
Utilities	10,524	420	C	862	C	332	C			12,138
Management fees	8,169	453	C	881	C	379	C			9,882
Property taxes, insurance, rent and other	24,920	1,093	C	1,851	C	616	C			28,480
Depreciation and amortization	46,358	2,385	C	4,931	C	1,690	C			55,364
Total Hotel Expenses	295,790	12,950		24,723		10,207				343,670
Other Operating Expenses
Acquisition-related expenses	25,899	(23)	D	—		—	D			25,876
Corporate general and administrative expenses	11,845	—		—		—				11,845
Asset management fees to affiliate and other	7,329	337	E	768	E	358	E			8,792
Total Other Operating Expenses	45,073	314		768		358				46,513
Operating Income	7,216	1,854		3,874		2,059				15,003
Other Income and (Expenses)
Interest expense	(36,405)	(1,619)	F	(3,418)	F	(1,758)	F			(43,200)
Equity in losses of equity method investments in real estate	(731)	—		—		—				(731)
Other income	46	—		—		—				46
	(37,090)	(1,619)		(3,418)		(1,758)				(43,885)
(Loss) Income from Operations Before Income Taxes	(29,874)	235		456		301				(28,882)
Provision for income taxes	(3,846)	(214)	G	(409)	G	(155)	G			(4,624)
Net (Loss) Income	(33,720)	21		47		146				(33,506)
Loss attributable to noncontrolling interests	988	—		—		—				988
Net (Loss) Income Attributable to CWI Stockholders	$(32,732)	$21		$47		$146				$(32,518)
Basic and Diluted Loss Per Share	$(0.38)									$(0.33)
Basic and Diluted Weighted-Average Shares Outstanding	85,124,745							12,143,079	H	97,267,824

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of September 30, 2015 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2015. The pro forma condensed consolidated statement of operations for the year ended December 31, 2014 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Note 2. Historical Acquisitions

Other 2015 Transactions

On February 12, 2015 and March 19, 2015, we acquired controlling interests in two hotels: Westin Minneapolis and Westin Pasadena, respectively, from HEI Hotels & Resorts, an unaffiliated third party.

Both of the transactions noted above are reflected in our historical consolidated balance sheet at September 30, 2015 and, therefore, no pro forma adjustment to our historical consolidated balance sheet as of September 30, 2015 was required. In addition, the transactions noted above are reflected in our historical consolidated statement of operations for the nine months ended September 30, 2015 from their respective dates of acquisition through September 30, 2015. We made pro forma adjustments (Note 3, adjustments B through H) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2014.

Note 3. Pro Forma Adjustments

A. Investment

Le Méridien Dallas, The Stoneleigh

On November 20, 2015, we acquired Le Méridien Dallas, The Stoneleigh, or The Stoneleigh, from HEI Hotels & Resorts, and acquired real estate and other hotel assets, net of assumed liabilities, totaling $68.7 million, as detailed in the table that follows. The 176-room full-service hotel is located in Dallas, Texas. The hotel will continue to be managed by HEI Hotels & Resorts.

We acquired The Stoneleigh through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $44.8 million, with an interest rate of London Interbank Offered Rate plus 3.25%, which has effectively been capped through the use of an interest rate cap. The loan is interest-only for 36 months and has a maturity date of December 1, 2020. We capitalized $0.4 million of deferred financing costs related to this loan.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is less than $0.1 million for both the nine months ended September 30, 2015 and the year ended December 31, 2014.

In connection with this acquisition, we expensed acquisition costs of $2.2 million, including acquisition fees of $1.8 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2015. We placed $1.3 million into lender-held escrow accounts in connection with planned renovations.

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Notes to Pro Forma Condensed Consolidated Financial Statements

The following table presents a summary of assets acquired and liabilities assumed in this business combination, at the date of acquisition (in thousands):

The Stoneleigh

Acquisition consideration
Cash consideration	$68,714
Assets acquired at fair value:
Buildings	$57,989
Land	9,400
Furniture, fixtures and equipment	1,200
Accounts receivable	66
Other assets	284
Liabilities assumed at fair value:
Accounts payable, accrued expenses, and other liabilities	(225)
Net assets acquired at fair value	$68,714

B. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of each of our investments. The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the hotel revenues that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2015
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Rooms	$924	$4,258	$8,031
Food and beverage	363	1,520	2,261
Other operating revenue	24	93	306
	$1,311	$5,871	$10,598

	Pre-Acquisition Historical
	Year Ended December 31, 2014
	Westin Minneapolis	Westin Minneapolis	The Stoneleigh

Rooms	11,574	20,930	9,429
Food and beverage	3,324	7,924	2,673
Other operating revenue	220	511	522
	15,118	29,365	12,624

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Notes to Pro Forma Condensed Consolidated Financial Statements

C. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to depreciation and amortization, sales and marketing, and management fees, as illustrated below. The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2015
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Rooms	$216	$761	$1,316
Food and beverage	274	959	1,666
Other hotel operating expenses	20	39	55
General and administrative	155	443	924
Repairs and maintenance	55	191	354
Utilities	51	171	245
Property taxes, insurance, rent and other	129	372	449
	$900	$2,936	$5,009

	Pre-Acquisition Historical
	Year Ended December 31, 2014
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Rooms	$2,312	$3,858	$1,690
Food and beverage	2,641	5,233	2,069
Other hotel operating expenses	183	391	346
General and administrative	1,289	2,188	1,248
Repairs and maintenance	496	937	464
Utilities	420	862	332
Property taxes, insurance, rent and other	1,093	1,851	616
	$8,434	$15,320	$6,765

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

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Notes to Pro Forma Condensed Consolidated Financial Statements

	Nine Months Ended September 30, 2015
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Sales and marketing - pre-acquisition historical	$150	$680	$1,046
Sales and marketing - pro forma adjustments	—	—	244
Sales and marketing - pro forma results	$150	$680	$1,290

Management fees - pre-acquisition historical	$39	$193	$318
Management fees - pro forma adjustments	—	(17)	—
Management fees - pro forma results	$39	$176	$318

Depreciation and amortization - pre-acquisition historical	$125	$677	$1,493
Depreciation and amortization - pro forma adjustments	152	383	(226)
Depreciation and amortization - pro forma results	$277	$1,060	$1,267

	Year Ended December 31, 2014
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Sales and marketing - pre-acquisition historical	$1,678	$3,190	$1,081
Sales and marketing - pro forma adjustments	—	401	292
Sales and marketing - pro forma results	$1,678	$3,591	$1,373

Management fees - pre-acquisition historical	$453	$959	$379
Management fees - pro forma adjustments	—	(78)	—
Management fees - pro forma results	$453	$881	$379

Depreciation and amortization - pre-acquisition historical	$1,082	$3,208	$1,628
Depreciation and amortization - pro forma adjustments	1,303	1,723	62
Depreciation and amortization - pro forma results	$2,385	$4,931	$1,690

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Notes to Pro Forma Condensed Consolidated Financial Statements

D. Acquisition-Related Expenses

Acquisition costs of $2.0 million, $4.4 million, and less than $0.1 million related to Westin Minneapolis, Westin Pasadena, and The Stoneleigh, respectively, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the nine months ended September 30, 2015. For the year ended December 31, 2014, less than $0.1 million of acquisition costs related to Westin Minneapolis are reflected in our historical consolidated statement of operations. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

E. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of investments occurred on January 1, 2014. The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical consolidated financial statements (in thousands):

	Nine Months Ended September 30, 2015
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Asset management fee expense - pre-acquisition historical	$—	$—	$45
Asset management fee expense - pro forma adjustments	38	160	223
Asset management fee expense - pro forma results	$38	$160	$268

	Year Ended December 31, 2014
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Asset management fee expense - pre-acquisition historical	$—	$—	$60
Asset management fee expense - pro forma adjustments	337	768	298
Asset management fee expense - pro forma results	$337	$768	$358

F. Interest Expense

The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical consolidated financial statements (in thousands):

	Nine Months Ended September 30, 2015
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Interest expense - pre-acquisition historical	$101	$442	$867
Interest expense - pro forma adjustments	88	422	448
Interest expense - pro forma results	$189	$864	$1,315

	Year Ended December 31, 2014
	Westin Minneapolis	Westin Pasadena	The Stoneleigh

Interest expense - pre-acquisition historical	$874	$2,096	$1,112
Interest expense - pro forma adjustments	745	1,322	646
Interest expense - pro forma results	$1,619	$3,418	$1,758

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Notes to Pro Forma Condensed Consolidated Financial Statements

G. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in our historical consolidated financial statements, if any (in thousands):

	Nine Months Ended September 30, 2015
	Westin Minneapolis	Westin Pasadena	The Stoneleigh
Provision for income taxes - pre-acquisition historical	$—	$—	$—
Provision for income taxes - pro forma adjustments	19	82	130
Provision for income taxes - pro forma results	$19	$82	$130

	Year Ended December 31, 2015
	Westin Minneapolis	Westin Pasadena	The Stoneleigh
Provision for income taxes - pre-acquisition historical	$—	$—	$—
Provision for income taxes - pro forma adjustments	214	409	155
Provision for income taxes - pro forma results	$214	$409	$155

H. Weighted-Average Shares

The pro forma weighted-average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2014.

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